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                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

           Registrant Name                  File Nos.
           ---------------                  ---------
           SEPARATE ACCOUNT USL VL-R        333-151575/ 811-09359


MERTON BERNARD AIDINOFF                Director               August 27, 2008
------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                     Director               August 27, 2008
------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE              Director and President        August 27, 2008
------------------------
JOHN QUINLAN DOYLE

DAVID NEIL FIELDS                      Director               August 27, 2008
------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                Director               August 27, 2008
------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                  Director               August 27, 2008
------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                    Director               August 27, 2008
------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR            Director and Chairman         August 27, 2008
------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                         Director               August 27, 2008
------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK             Director, Chief Financial       August 27, 2008
------------------------         Officer, Senior Vice
ROBERT S. SCHIMEK              President and Treasurer

NICHOLAS SHAW TYLER                    Director               August 27, 2008
------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                 Director               August 27, 2008
------------------------
NICHOLAS CHARLES WALSH

MARK TIMOTHY WILLIS                    Director               August 27, 2008
------------------------
MARK TIMOTHY WILLIS